UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    June 23, 2004

               MAGNUM HUNTER RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-12508	87-0462881
(State or other jurisdiction of incorporation or organization)	(Commission File Number	(IRS Employer Identification No.)

600 East Las Colinas Blvd., Suite 1100, Irving, Texas 75039
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code         (972) 401-0752

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

        Magnum Hunter Resources, Inc. (the “Company”) is filing as Exhibit 23.2 and Exhibit 23.3 to this Form 8-K the consents of DeGolyer and MacNaughton and Cawley Gillespie & Associates, Inc., respectively, to incorporate by reference information from their respective reserve reports from the Company’s Form 10-K for the year ended December 31, 2003 into certain of the Company’s registration statements.

Item 7. Financial Statements And Exhibits

Exhibit Number	Exhibit Title
23.2	Consent of DeGolyer and MacNaughton dated June 23, 2004
23.3	Consent of Cawley Gillespie & Associates, Inc. dated June 23, 2004

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC. By: /s/Morgan F. Johnston Morgan F. Johnston, Senior Vice President, General Counsel and Secretary
Date: June 23, 2004

EXHIBIT INDEX

Exhibit Number	Exhibit
23.2	Consent of DeGolyer and MacNaughton dated June 23, 2004
23.3	Consent of Cawley Gillespie & Associates, Inc. dated June 23, 2004